LORD ABBETT SERIES FUND, INC.

Total Return Portfolio

Supplement dated March 28, 2016 to the

Summary Prospectus dated May 1, 2015

Effective March 28, 2016, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Robert A. Lee, Partner and Deputy Chief Investment Officer	2010
Andrew H. O’Brien, Partner and Portfolio Manager	2010
Kewjin Yuoh, Partner and Portfolio Manager	2010

Please retain this document for your future reference.